EXHIBIT 10.8

                  Supplemental Agreement No. 2

                               to

                   Purchase Agreement No. 2060

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

           Relating to Boeing Model 767-400ER Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of June
8, 1999, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Customer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 2060 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 767-400ER aircraft, (Aircraft); and

     WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]; and

     WHEREAS, Boeing and Customer wish to update the Agreement to reflect the finalized configuration of the Aircraft; and

     WHEREAS, Boeing and Customer wish to update the Agreement to reflect the Installation of Cabin Systems Equipment; and

     WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 2.

2.  Table 1:

     Remove and replace, in its entirety, "Table 1, Aircraft
Delivery, Description, Price and Advance Payments" with the revised "Table 1, Aircraft Delivery, Description, Price and Advance
Payments", attached hereto, to reflect the revised delivery schedule for the Aircraft and certain other changes.

3.   Exhibits:

     Exhibit A is deleted in its entirety and the revised Exhibit
A (attached hereto) is substituted in lieu thereof.

4.   Letter Agreements:

     Add Letter Agreement 6-1162-JMG-165, "Installation of Cabin
Systems Equipment" to incorporate the agreement regarding Cabin
Systems Equipment.

5.   Payment of Additional Advance Payments:

     Within three (3) business days after execution of this Supplemental Agreement, Buyer shall transfer to Boeing's account at Chase Manhattan Bank, New York, N.Y., the sum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], which sum represents advance payments then due with respect the changes to the Advanced Payment Base Price.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.


EXECUTED IN DUPLICATE as of the day and year first written above.



THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.




By:    /s/ J. A. McGarvey          By:    /s/ Brian Davis


Its:  Attorney-In-Fact             Its:  Vice President________

                       TABLE OF CONTENTS


ARTICLES                                            Revised By:

     1.      Quantity, Model and Description

     2.      Delivery Schedule

     3.      Price

     4.      Payment

     5.      Miscellaneous


TABLE

     1.      Aircraft Information Table             SA No. 2


EXHIBIT

     A.      Aircraft Configuration                 SA No. 2

     B.      Aircraft Delivery Requirements and Responsibilities


SUPPLEMENTAL EXHIBITS

     BFE1.   BFE Variables

     CS1.    Customer Support Variables

     EE1.    Engine Escalation/Engine Warranty and Patent
             Indemnity

             [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
             WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
             TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


LETTER AGREEMENTS                                   Revised By:

2060-1       not used

2060-2       Demonstration Flights

2060-3       Spares Initial Provisioning

2060-4       Flight Crew Training Spares

2060-5       Escalation Sharing

6-1162-JMG-165   Installation of Cabin Systems      SA No. 2
                 Equipment

                       TABLE OF CONTENTS


CONFIDENTIAL LETTER AGREEMENTS                      Revised By:

6-1161-GOC-084   [CONFIDENTIAL MATERIAL OMITTED AND FILED
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                 TREATMENT]

6-1162-GOC-085   [CONFIDENTIAL MATERIAL OMITTED AND FILED
                 SEPARATELY WITH THE SECURITIES AND EXCHANGE
                 COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                 TREATMENT]

6-1162-GOC-086   Special Matters






SUPPLEMENTAL AGREEMENTS                      Dated as of:

Supplemental Agreement No. 1                 December 18, 1997

Supplemental Agreement No. 2                 June 8, 1999

                            Table 1

                 to Purchase Agreement No. 2060

   Aircraft Delivery, Description, Price and Advance Payments


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                    AIRCRAFT CONFIGURATION

                             between

                       THE BOEING COMPANY

                               and

                   CONTINENTAL AIRLINES, INC.


           Exhibit A to Purchase Agreement Number 2060

                    AIRCRAFT CONFIGURATION

                      Dated  June     1999

                           relating to

                 BOEING MODEL 767-400ER AIRCRAFT


     The Detail Specification is Boeing Detail Specification D019T001-CAL-64E1 dated as of even date herewith. Such Detail Specification will be comprised of Boeing Configuration Specification D019T003, revision A, dated March 13, 1997 as amended to incorporate the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019TCR1-CAL-64E1.
As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Exhibit A to
Purchase Agreement No. 2060
Page 2


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

June  8, 1999
6-1162-JMG-165

Continental Airlines, Inc.
1600 Smith Street
Houston, TX  77002


Subject:      Installation of Cabin Systems Equipment

Reference:    Purchase Agreement No. 2060 (the Purchase Agreement)
              between The Boeing Company (Boeing) and Continental
              Airlines, Inc. (Customer) relating to Model 767-400 aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase
Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the inflight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B, according to the requirement of Attachment C.

1.   Responsibilities.

     1.1   Customer will:

           1.1.1 Provide Customer's IFE/CCS system requirements to Boeing;

           1.1.2 Select the IFE/CCS suppliers (Suppliers) from among those suppliers identified in the Change Requests listed in Attachment A to this Letter Agreement as otherwise formally offered by Boeing.

           1.1.3 Promptly after selecting Suppliers, participate with Boeing in meetings with Suppliers to ensure that Supplier's functional system specifications meet Customer's and Boeing's respective requirements. Such functional systems specifications define functionality to which Boeing will test prior to delivery but is not a guarantee of functionality at delivery;

           1.1.4   Select Supplier part numbers;

           1.1.5 Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

           1.1.6 Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

           1.1.7 Negotiate and obtain agreements with any required service providers; and

           1.1.8 Include in Customer's contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier's control.

           1.1.9 Authorize Boeing to obtain production IFE/CCS spares for test and or rejection replacement as follows:
[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] overage for in-seat LCD monitors, in-seat cables, handsets, cord reels, and remote jacks; [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] overage for seat boxes; and, one each of the head-end equipment. Unused parts will be returned to the Customer with the aircraft delivery and any parts returned to the supplier for repair will be returned to the Customer, at no further cost, after aircraft delivery.

     1.2   Boeing will:

           1.2.1 Perform the Project Manager functions stated in Attachment B;

           1.2.2 Provide Aircraft interface requirements to Suppliers;

           1.2.3 Assist Suppliers in the development of their IFE/CCS system specifications and approve such specifications;

           1.2.4 Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the IFE/CCS;

           1.2.5 Coordinate the resolution of technical issues with Suppliers;

           1.2.6 Ensure that at time of Aircraft delivery the IFE/CCS configuration meets the requirements of the Options contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

           1.2.7 Obtain FAA certification of the Aircraft with the IFE/CCS installed therein.

2.   Software.

     IFE/CCS systems may contain software of the following two types.

     2.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

     2.2 Customer's Software. The software accessible to the Aircraft passengers which controls Customer's specified optional features is Customer's Software and is not part of the IFE/CCS.

           2.2.1 Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements.
Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in paragraph
1.2 above, nor the Project Manager's functions described in Attachment B, for Customer's Software.

           2.2.2 The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery.

           2.2.3   Boeing has no obligation to approve any
documentation to support Customer's Software certification. Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

           2.2.4 Boeing will not be responsible for obtaining FAA certification for Customer's Software.

3.   Changes.

     3.1 After Boeing and Supplier have entered into a contract for the purchase of the IFE/CCS, changes to such contract may only be made by Boeing. Any Customer request for changes to the IFE/CCS specification after the Boeing/Supplier contract has been signed must be made in writing directly to Boeing. Boeing shall respond to such request by Customer in a timely manner. If such change is technically feasible and Boeing has the resources and time to incorporate such change, then Boeing shall negotiate with the Supplier to incorporate such change into the contract for the IFE/CCS. Any Supplier price increase resulting from such a change will be negotiated between Customer and Supplier.

     3.2 Boeing and Customer recognize that the developmental nature of the IFE/CCS may require changes to the IFE/CCS or the Aircraft in order to ensure (i) compatibility of the IFE/CCS with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the IFE/CCS installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within 15 days after such notification Customer and Boeing through negotiations cannot mutually agree on the incorporation of any such change or alternate course of action, then the remedies available to Boeing in Paragraph 6 shall apply.

     3.3 The incorporation into the Aircraft of any mutually agreed change to the IFE/CCS may result in Boeing adjusting the price of the Change Request contained in Attachment A to this Letter Agreement.

     3.4 Boeing's obligation to obtain FAA certification of the Aircraft with the IFE/CCS installed is limited to the IFE/CCS as described in Attachment A, as Attachment A may be amended from time to time.

4.   Supplier Defaults.

     Boeing shall notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's contract with Boeing. Within 15 days of Customer's receipt of such notification, Boeing and Customer shall agree through negotiations on an alternative Supplier or other course of action. If Boeing and Customer are unable to agree on an alternative Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 shall apply.

5.   Exhibits B and C to the AGTA.

     IFE/CCS is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance
Document, of the AGTA.

6.   Boeing's Remedies.

     If Customer does not comply with any of its obligations set forth herein, Boeing may:

     6.1 delay delivery of the Aircraft pursuant to the provisions of Article 7, Excusable Delay, of the AGTA; or

     6.2 deliver the Aircraft without part or all of the IFE/CCS installed, or with part or all of the IFE/CCS inoperative.

     6.3 increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance.

7.   Advance Payments.

     7.1 Estimated Price for the IFE/CCS. An estimated price for the IFE/CCS purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the advance payments for each Aircraft. The estimated price for the Boeing purchased IFE/CCS installed on each Aircraft by Change Requests listed in Attachment A is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] U.S. dollars expressed in 1995 dollars.

     7.2 Aircraft Price. The Aircraft Price will include the actual IFE/CCS prices and any associated transportation costs charged Boeing by Suppliers.

8.   Customer's Indemnification of Boeing.

     Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any IFE/CCS, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the IFE/CCS.

9.   Title and Risk of Loss.

Title and risk of loss of IFE/CCS equipment will remain with Boeing until the Aircraft title is transferred to Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.


Very truly yours,

THE BOEING COMPANY


By       /s/ J. A. McGarvey

Its     Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:    June 8,1999

CONTINENTAL AIRLINES, INC.


By    /s/ Brian Davis

Its  Vice President

                         Attachment A
                     Cabin Systems Equipment



     The following Options describe the items of equipment that under the terms and conditions of this Letter Agreement are considered to be IFE/CCS. Final configuration will be based on Customer acceptance of any or all options listed below.

Option Numbers and Titles

2318A045B85  Cabin Telecommunication - Cabin Telecommunication Unit
- Matsushita

2331-000614 Passenger Address - Passenger Address (PA) System -
Rockwell Collins - Dual Class

2331A045B16 Passenger Address - Pre-Recorded Announcement And
Boarding Music System M - Matsushita

2332-002405 Video Entertainment - Interactive In-Seat Video System
- Partial Provisions - Forward Cabin

2332-002406 Video Entertainment - Interactive In-Seat Video System
- Partial Provisions - Mid Cabin

2332-002408 Video Entertainment - Interactive In-Seat Video System
- Partial Provisions - Aft. Cabin

2332-002423 Video Entertainment - Overhead Video System - Partial
Provisions - Video Distribution Unit (VDU) Based Systems

2332-002717 Video Entertainment - Passenger Flight Information
System (PFIS) - Airshow 420

2332A045B14 Video Entertainment - In-Seat Video System - Matsushita
- With Matsushita 16 Channel CD Player

2332A045B83 Video Entertainment - Video Entertainment - Overhead
Video System - Matsushita

2454A237A06 Electrical Power Outlet For Personal Computer -
Installation - Business Class And 8 Rows Of Economy Class Passenger
Seats


                                      Attachment B
                                      Project Manager


This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.

1.   Project Management

     Boeing will perform the following functions for the IFE/CCS.  Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost or aesthetics.
Boeing will be responsible for:

     A.    Managing the development of all program schedules;

     B.    Evaluating and approving Supplier's program management and developmental plans;

     C.    Defining program metrics and status requirements;

     D.    Scheduling and conducting program status reviews;

     E.    Scheduling and conducting design and schedule reviews with Customer and Suppliers;

     F.    Monitoring compliance with schedules;

     G.    Evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

     H.    Leading the development of a joint IFE/CCS project management plan (the Program
           Plan) and;

     I.    Managing the joint development of the System Specification


2.  System Integration

     Boeing's performance as Project Manager will include the functions of systems integrator
(Systems Integrator).  As Systems Integrator Boeing will perform the following functions:

     A.    As required, assist Suppliers in defining their system specifications for the
           IFE/CCS, approve such specifications and develop an overall system functional specification;

     B.    Coordinate Boeing, Customer and Supplier teams to ensure sufficient Supplier and
           Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and

     C.    Organize and conduct technical coordination meetings with Customer and Suppliers to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.   Seat Integration

     A.    Boeing will coordinate the interface requirements between seat suppliers and
           Suppliers.  Interface requirements are defined in Boeing Document Nos. D6-36230,
           "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural
           Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements";
           and D222W013-4, "Seat Assembly Functional Test Plan".

     B.    The Suppliers will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.

     C.    The Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

                               Attachment C
                               Continental Airlines 767-400
                                  Critical Impact Events
The Contingency Plan is the alternate course of action which will be implemented if the critical decision date is not met or other course of action is not agreed to by Boeing and
Buyer.  The critical impact events listed below are milestones which must be met by  IFE and
BFE Seat Suppliers to achieve the in-sequence installation of the IFE.  The Required Due
Dates in such tables are the dates on which Boeing begins to incur disruption costs.  The
Critical Decision Dates are the dates after which the critical impact event cannot be accomplished to maintain the delivery schedule and/or full system testing, certification or installation.  A meeting to discuss a recovery plan cost impact and/or an alternate course of action will be held within one week of knowledge of delinquency or impending delinquency.

Event                                  Required      Critical  Contingency Plan
                                       Due Date      Decision
                                                     Date

Approvable seat dynamic test plan      [CONFIDENTIAL MATERIAL  Assess out-of -sequence
submitted                              OMITTED AND FILED       charges
                                       SEPARATELY WITH THE
Abuse load test hardware on-dock at    SECURITIES AND          Assess out-of -sequence
seat supplier                          EXCHANGE COMMISSION     charges
                                       PURSUANT TO A REQUEST
Dynamic test hardware on-dock at       FOR CONFIDENTIAL        Assess out-of -sequence
seat supplier                          TREATMENT]              charges

Cable routing data from seat Suppliers                         IFE/Passenger Service
to Boeing and Matsushita                                       System - inoperative at
                                                                Delivery

Seat dynamic test conduct                                      Deliver airplane without
                                                               seats - installed (zero
                                                               passenger) or assess
                                                               out-of sequence charges


                                Attachment C (continued)
                               Continental Airlines 767-400
                                  Critical Impact Events

Event                                  Required      Critical  Contingency Plan
                                       Due Date      Decision
                                                     Date

Seat abuse load test plan approval     [CONFIDENTIAL MATERIAL  Assess out-of-sequence
                                       OMITTED AND FILED       charges
                                       SEPARATELY WITH THE
Seat abuse load test conduct           SECURITIES AND          Deliver airplane without
                                       EXCHANGE COMMISSION     seats installed (zero
                                       PURSUANT TO A REQUEST   passenger) or assess
                                       FOR CONFIDENTIAL        out-of sequence charges
                                       TREATMENT]

Seat dynamic test report submittal                             Assess out-of-sequence
                                                               charges

Seat abuse load test report submittal                          Assess out-of-sequence
                                                               charges

IFE production hardware on-dock
at seat supplier

Seats on-dock (complete and in-seat                            Deliver airplane without
IFE hardware functionality tested)                             seats installed (zero
at Boeing                                                      passenger) or assess
                                                               additional out-of-sequence
                                                               charges


                                 Attachment C (continued)
                               Continental Airlines 767-400
                                  Critical Impact Events

Event                                  Required      Critical  Contingency Plan
                                       Due Date      Decision
                                                     Date

VCC structural substantiation plan to  [CONFIDENTIAL MATERIAL  Assess out-of-sequence
Boeing                                 OMITTED AND FILED       charges
                                       SEPARATELY WITH THE
VCC general arrangement drawings to    SECURITIES AND          Assess out-of-sequence
Boeing                                 EXCHANGE COMMISSION     charges
                                       PURSUANT TO A REQUEST
Initial interface loads analysis to    FOR CONFIDENTIAL        Assess out-of-sequence
Boeing                                 TREATMENT]              charges

VCC approvable drawings submitted                              Assess out-of-sequence
                                                               charges

Final interface loads analysis submittal                       Assess out-of-sequence
                                                               charges or no VCC installed
                                                               at delivery and IFE
                                                               inoperative

VCC stress analysis submittal                                  Assess out-of-sequence
                                                               charges or no VCC installed
                                                               at delivery and IFE
                                                               inoperative

VCC FAI                                                        Assess out-of-sequence
                                                               charges

VCC on dock at Boeing                                          Assess additional out-of-
                                                               sequence charges or deliver
                                                               airplane without VCC and IFE
                                                               inoperative